WADDELL & REED ADVISORS FUNDS

Supplement dated May 21, 2009 to the

Statement of Additional Information dated January 30, 2009

The following disclosure replaces the corresponding paragraph in the section titled Non-fundamental Investment Restrictions:

4. Investment in debt securities:

Each of Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Continental Income Fund, Waddell & Reed Advisors Core Investment Fund, Waddell & Reed Advisors International Growth Fund, Waddell & Reed Advisors New Concepts Fund, Waddell & Reed Advisors Small Cap Fund, Waddell & Reed Advisors Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund, and Waddell & Reed Advisors Vanguard Fund does not currently intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Waddell & Reed Advisors Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.